NET GAINS/(LOSSES) ON FINANCIAL ASSETS AND LIABILITIES AT FAIR VALUE THROUGH PROFIT OR LOSS (Tables)	12 Months Ended
Dec. 31, 2022
Financial Assets And Liabilities At Fair Value Through Profit Or Loss
Net gains/(losses) on financial assets and liabilities at fair value through profit or loss

	R$ thousands
	Year ended December 31
	2022	2021	2020
Fixed income securities	(1,194,944)	(9,956,696)	784,649
Derivative financial instruments	2,190,944	762,019	(19,188,022)
Equity securities	(176,645)	(2,078,113)	(183,030)
Total	819,355	(11,272,790)	(18,586,403)